John Hancock

Spectrum Income Fund

Quarterly portfolio holdings 5/31/19

Fund’s investments

As of 5-31-19 (unaudited)

	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 15.2%				$26,332,101
(Cost $25,062,335)
U.S. Government 15.2%				26,332,101

U.S. Treasury
Bond	3.000	02-15-49	1,790,000	1,948,863
Bond	3.125	02-15-43	635,000	701,501
Bond	3.875	08-15-40	1,190,000	1,470,998
Bond	4.250	11-15-40	1,135,000	1,475,234
Note	2.000	10-31-22	1,640,000	1,645,125
Note	2.000	02-15-25	835,000	835,913
Note	2.500	01-15-22	2,565,000	2,603,174
Note	2.500	03-31-23	2,600,000	2,656,469
Note	2.875	10-31-23	3,610,000	3,753,554
Note	2.875	11-30-23	4,505,000	4,689,072
Note	2.875	05-15-28	2,500,000	2,654,395
Treasury Inflation Protected Security	1.000	02-15-48	1,252,252	1,331,276
Treasury Inflation Protected Security	1.000	02-15-49	530,261	566,512
Treasury Inflation Protected Security	1.125	01-15-21	15	15
Corporate bonds 0.9%				$1,562,801
(Cost $2,817,758)
Communication services 0.0%				1,023

Media 0.0%
iHeartCommunications, Inc.	6.375	05-01-26	985	1,023
Energy 0.9%				1,561,778

Oil, gas and consumable fuels 0.9%
Petroleos de Venezuela SA (A)	5.375	04-12-27	805,000	156,975
Petroleos de Venezuela SA (A)	6.000	05-16-24	1,205,000	241,000
Petroleos de Venezuela SA	8.500	10-27-20	218,500	193,373
Petroleos de Venezuela SA (A)	9.000	11-17-21	3,785,000	946,250
Petroleos de Venezuela SA (A)	9.750	05-17-35	53,000	13,780
Petroleos de Venezuela SA (A)	9.750	05-17-35	40,000	10,400
Convertible bonds 0.1%				$59,838
(Cost $59,000)
Financials 0.1%				59,838

Insurance 0.1%
AXA SA (B)	7.250	05-15-21	59,000	59,838
Collateralized mortgage obligations 0.0%				$59,104
(Cost $58,259)
Commercial and residential 0.0%				59,104

COLT Mortgage Loan Trust
Series 2017-2, Class A3A (B)(C)	2.773	10-25-47	1,316	1,314
Series 2018-1, Class A2 (B)(C)	2.981	02-25-48	3,352	3,353
Series 2018-3, Class A1 (B)(C)	3.692	10-26-48	8,279	8,393
Series 2018-4, Class A1 (B)(C)	4.006	12-28-48	14,576	14,820
Galton Funding Mortgage Trust
Series 2018-1, Class A23 (B)(C)	3.500	11-25-57	4,466	4,501
Sequoia Mortgage Trust
Series 2017-CH1, Class A2 (B)(C)	3.500	08-25-47	5,388	5,448
Series 2017-CH2, Class A19 (B)(C)	4.000	12-25-47	2,616	2,661
Series 2018-CH1, Class A2 (B)(C)	3.500	02-25-48	2,390	2,430
Series 2018-CH2, Class A21 (B)(C)	4.000	06-25-48	3,871	3,953

2 JOHN HANCOCK SPECTRUM INCOME FUND | QUARTERLY REPORT	SEE NOTES TO FUND’S INVESTMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2018-CH3, Class A2 (B)(C)	4.000	08-25-48	5,975	$6,105
Starwood Mortgage Residential Trust
Series 2018-IMC2, Class A1 (B)(C)	4.121	10-25-48	5,989	6,126
Asset backed securities 0.0%				$4,488
(Cost $5,151)
Asset backed securities 0.0%				4,488

Mill City Mortgage Loan Trust
Series 2018-1, Class A1 (B)(C)	3.250	05-25-62	1,793	1,811
Towd Point Mortgage Trust
Series 2016-1, Class A3B (B)(C)	3.000	02-25-55	2,676	2,677

			Shares	Value
Common stocks 13.3%				$23,080,171
(Cost $19,510,494)
Communication services 0.9%				1,565,854

Diversified telecommunication services 0.4%
AT&T, Inc.			4,218	128,986
CenturyLink, Inc.			2,730	28,529
Telefonica SA			16,444	131,389
Verizon Communications, Inc.			8,900	483,715
Entertainment 0.1%
The Walt Disney Company			891	117,648
Media 0.4%
Comcast Corp., Class A			7,218	295,938
Fox Corp., Class B			6,111	212,113
News Corp., Class A			14,709	167,536
Consumer discretionary 0.3%				526,086

Auto components 0.0%
Adient PLC			1,313	22,662
Hotels, restaurants and leisure 0.1%
Las Vegas Sands Corp.			3,953	217,415
MGM Resorts International			900	22,338
Leisure products 0.1%
Mattel, Inc. (D)			9,258	91,191
Multiline retail 0.1%
Kohl’s Corp.			1,845	90,995
Specialty retail 0.0%
L Brands, Inc.			3,628	81,485
Consumer staples 1.1%				1,927,562

Beverages 0.1%
PepsiCo, Inc.			712	91,136
Food and staples retailing 0.1%
Walmart, Inc.			2,554	259,078
Food products 0.5%
Bunge, Ltd.			2,300	120,267
Conagra Brands, Inc.			9,465	253,378
Kellogg Company			816	42,889
Tyson Foods, Inc., Class A			5,485	416,257
Household products 0.2%
Kimberly-Clark Corp.			3,270	418,200

SEE NOTES TO FUND’S INVESTMENTS	QUARTERLY REPORT | JOHN HANCOCK SPECTRUM INCOME FUND 3

	Shares	Value
Consumer staples (continued)
Personal products 0.0%
Coty, Inc., Class A	2,083	$25,704
Tobacco 0.2%
Philip Morris International, Inc.	3,898	300,653
Energy 1.3%		2,295,932

Oil, gas and consumable fuels 1.3%
Chevron Corp.	1,932	219,958
Equitrans Midstream Corp.	1,916	38,052
Exxon Mobil Corp.	7,412	524,547
Hess Corp.	3,310	184,897
Occidental Petroleum Corp.	4,482	223,069
Pioneer Natural Resources Company	1,036	147,071
Targa Resources Corp.	800	30,768
TC Energy Corp.	9,063	441,187
TOTAL SA	9,381	486,383
Financials 3.3%		5,646,639

Banks 1.6%
Bank of America Corp.	628	16,705
Citigroup, Inc.	3,013	187,258
Fifth Third Bancorp	12,427	329,316
JPMorgan Chase & Co.	7,292	772,660
KeyCorp	2,405	38,408
The PNC Financial Services Group, Inc.	2,021	257,192
U.S. Bancorp	6,391	320,828
Wells Fargo & Company	18,131	804,472
Capital markets 0.6%
Ameriprise Financial, Inc.	352	48,657
Franklin Resources, Inc.	6,579	209,344
Morgan Stanley	9,728	395,832
Northern Trust Corp.	829	70,896
State Street Corp.	5,063	279,731
The Bank of New York Mellon Corp.	1,858	79,318
Diversified financial services 0.0%
AXA Equitable Holdings, Inc.	1,110	22,811
Insurance 1.1%
American International Group, Inc.	7,967	406,875
Brighthouse Financial, Inc. (D)	2,588	91,848
Chubb, Ltd.	3,050	445,514
Loews Corp.	5,505	282,737
Marsh & McLennan Companies, Inc.	915	87,474
MetLife, Inc.	7,550	348,886
Willis Towers Watson PLC	854	149,877
Health care 1.8%		3,059,701

Biotechnology 0.2%
Gilead Sciences, Inc.	4,544	282,864
Health care equipment and supplies 0.3%
Becton, Dickinson and Company	358	83,572
Medtronic PLC	3,662	339,028
Zimmer Biomet Holdings, Inc.	345	39,306
Health care providers and services 0.4%
Anthem, Inc.	1,481	411,688

4 JOHN HANCOCK SPECTRUM INCOME FUND | QUARTERLY REPORT	SEE NOTES TO FUND’S INVESTMENTS

	Shares	Value
Health care (continued)
Health care providers and services (continued)
CVS Health Corp.	4,921	$257,713
Pharmaceuticals 0.9%
Allergan PLC	340	41,449
Bristol-Myers Squibb Company	3,409	154,666
GlaxoSmithKline PLC	5,304	102,399
GlaxoSmithKline PLC, ADR	2,130	82,303
Johnson & Johnson	3,665	480,665
Merck & Company, Inc.	3,549	281,116
Pfizer, Inc.	12,113	502,932
Industrials 1.7%		2,871,825

Aerospace and defense 0.6%
Harris Corp.	2,567	480,517
Northrop Grumman Corp.	76	23,047
The Boeing Company	1,293	441,702
Air freight and logistics 0.2%
United Parcel Service, Inc., Class B	3,093	287,402
Airlines 0.2%
Alaska Air Group, Inc.	2,980	173,436
Delta Air Lines, Inc.	2,096	107,944
Southwest Airlines Company	1,288	61,309
Building products 0.2%
Johnson Controls International PLC	9,742	375,262
Commercial services and supplies 0.1%
Stericycle, Inc. (D)	2,837	131,580
Electrical equipment 0.1%
Emerson Electric Company	2,147	129,335
nVent Electric PLC	1,276	29,425
Industrial conglomerates 0.1%
General Electric Company	26,578	250,896
Machinery 0.1%
Flowserve Corp.	282	13,099
Illinois Tool Works, Inc.	276	38,541
PACCAR, Inc.	1,054	69,374
Pentair PLC	1,064	37,048
Snap-on, Inc.	80	12,474
Professional services 0.1%
Nielsen Holdings PLC	9,214	209,434
Information technology 1.1%		1,984,624

Communications equipment 0.3%
Cisco Systems, Inc.	8,309	432,317
Electronic equipment, instruments and components 0.0%
TE Connectivity, Ltd.	490	41,273
IT services 0.0%
Cognizant Technology Solutions Corp., Class A	450	27,869
Semiconductors and semiconductor equipment 0.5%
Applied Materials, Inc.	3,427	132,591
NXP Semiconductors NV	577	50,859
QUALCOMM, Inc.	7,784	520,127
Texas Instruments, Inc.	1,808	188,592

SEE NOTES TO FUND’S INVESTMENTS	QUARTERLY REPORT | JOHN HANCOCK SPECTRUM INCOME FUND 5

	Shares	Value
Information technology (continued)
Software 0.3%
Microsoft Corp.	4,264	$527,372
Technology hardware, storage and peripherals 0.0%
Hewlett Packard Enterprise Company	2,014	27,632
Western Digital Corp.	967	35,992
Materials 0.6%		1,039,229

Chemicals 0.4%
Akzo Nobel NV	418	35,208
CF Industries Holdings, Inc.	5,071	204,057
Dow, Inc.	3,117	145,751
DowDuPont, Inc.	9,911	302,484
PPG Industries, Inc.	270	28,256
Construction materials 0.1%
Vulcan Materials Company	499	62,330
Containers and packaging 0.1%
International Paper Company	5,164	214,151
Metals and mining 0.0%
Nucor Corp.	979	46,992
Real estate 0.4%		728,647

Equity real estate investment trusts 0.4%
Equity Residential	3,213	246,019
Rayonier, Inc.	4,870	137,091
SL Green Realty Corp.	1,648	141,728
Weyerhaeuser Company	8,939	203,809
Utilities 0.8%		1,434,072

Electric utilities 0.5%
Duke Energy Corp.	806	69,002
Edison International	2,787	165,464
Evergy, Inc.	2,230	129,652
PG&E Corp. (D)	1,288	22,025
The Southern Company	10,695	572,183
Multi-utilities 0.3%
NiSource, Inc.	13,231	368,483
Sempra Energy	816	107,263
Preferred securities 0.4%		$664,520
(Cost $580,746)
Health care 0.1%		197,080

Health care equipment and supplies 0.1%
Becton, Dickinson and Company, 6.125%	3,388	197,080
Utilities 0.3%		467,440

Electric utilities 0.2%
NextEra Energy, Inc., 6.123%	3,559	224,075
Multi-utilities 0.1%
DTE Energy Company, 6.500%	491	27,354
Sempra Energy, 6.000%	1,205	131,249
Sempra Energy, 6.750%	366	40,077
Water utilities 0.0%
Aqua America, Inc., 6.000%	806	44,685

6 JOHN HANCOCK SPECTRUM INCOME FUND | QUARTERLY REPORT	SEE NOTES TO FUND’S INVESTMENTS

	Rate (%)	Maturity date	Par value^	Value
Escrow certificates 0.0%				$22,267
(Cost $0)
iHeartCommunications, Inc. (D)(E)	9.000	12-15-19	580,000	58
iHeartCommunications, Inc. (D)(E)	9.000	09-15-22	315,000	32
Mriya Farming PLC (D)(E)	0.000	12-31-25	434,000	22,177

			Shares	Value
Warrants 0.0%				$17,820
(Cost $21,333)
iHeartMedia, Inc. (D)(F)			1,080	17,820

			Par value^	Value
Short-term investments 69.4%				$120,098,000
(Cost $120,098,000)
Repurchase agreement 69.4%				120,098,000

Repurchase Agreement with State Street Corp. dated 5-31-19 at 1.300% to be repurchased at $120,111,011 on 6-3-19, collateralized by $121,350,000 U.S. Treasury Notes, 2.375% due 3-15-21 (valued at $122,501,854, including interest)			120,098,000	120,098,000
Total investments (Cost $168,213,076) 99.3%				$171,901,110
Other assets and liabilities, net 0.7%				1,144,798
Total net assets 100.0%				$173,045,908

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.

^	All par values are denominated in U.S. dollars unless otherwise indicated.

Security Abbreviations and Legend

ADR	American Depositary Receipt
(A)	Non-income producing - Issuer is in default.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(D)	Non-income producing security.
(E)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(F)	Strike price and/or expiration date not available.

SEE NOTES TO FUND’S INVESTMENTS	QUARTERLY REPORT | JOHN HANCOCK SPECTRUM INCOME FUND 7

DERIVATIVES

FUTURES

Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	227	Long	Sep 2019	$28,424,694	$28,772,250	$347,556
2-Year U.S. Treasury Note Futures	298	Long	Sep 2019	63,769,646	63,972,219	202,573
5-Year U.S. Treasury Note Futures	21	Long	Sep 2019	2,450,960	2,464,711	13,751
U.S. Treasury Long Bond Futures	20	Long	Sep 2019	2,971,278	3,074,375	103,097
Ultra U.S. Treasury Bond Futures	14	Long	Sep 2019	2,360,551	2,460,938	100,387
10-Year Ultra U.S. Treasury Bond Futures	10	Short	Sep 2019	(1,344,317)	(1,365,469)	(21,152)

						$746,212

^	Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

SWAPS

Credit default swaps - Seller

Counterparty (OTC)/ Centrally cleared	Reference obligation	Implied credit spread	Notional amount	Currency	USD notional amount	Received fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
JPM	CDX.NA.HY.32	3.933%	17,000,000	USD	$17,000,000	5.000%	Quarterly	Jun 2020	$1,099,367	$(156,899)	$942,468
JPM	CDX.NA.HY.32	3.933%	15,000,000	USD	15,000,000	5.000%	Quarterly	Jun 2020	918,228	(86,639)	831,589

					$32,000,000				$2,017,595	$(243,538)	$1,774,057

Derivatives Currency Abbreviations

USD	U.S. Dollar

Derivatives Abbreviations

JPM	JPMorgan Chase Bank, N.A.
OTC	Over-the-counter

See Notes to Fund’s investments regarding investment transactions and other derivatives information.

8 JOHN HANCOCK SPECTRUM INCOME FUND | QUARTERLY REPORT	SEE NOTES TO FUND’S INVESTMENTS

Notes to Fund’s investments (unaudited)

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on the evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Swaps are generally valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund’s investments as of May 31, 2019, by major security category or type:

	Total value at 5-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
U.S. Government and Agency obligations	$26,332,101	—	$26,332,101	—
Corporate bonds	1,562,801	—	1,562,801	—
Convertible bonds	59,838	—	59,838	—
Collateralized mortgage obligations	59,104	—	59,104	—
Asset backed securities	4,488	—	4,488	—
Common stocks	23,080,171	$22,324,792	755,379	—
Preferred securities	664,520	664,520	—	—
Escrow certificates	22,267	—	—	$22,267
Warrants	17,820	—	17,820	—
Short-term investments	120,098,000	—	120,098,000	—

Total investments in securities	$171,901,110	$22,989,312	$148,889,531	$22,267

Derivatives:
Assets
Futures	$767,364	$767,364	—	—
Swap contracts	1,774,057	—	$1,774,057	—
Liabilities
Futures	(21,152)	(21,152)	—	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.

9

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Derivative instruments. The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument. Use of long futures contracts subjects the funds to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the funds to unlimited risk of loss.

During the period ended May 31, 2019, the fund used futures contracts to gain exposure to treasuries markets, manage against anticipated interest rate changes, manage duration of the fund, maintain diversity of the fund and as a substitute for securities purchased.

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer) for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

Upfront payments made/received by the fund are amortized/accreted for financial reporting purposes. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Swaps are marked-to-market daily based upon values from third party vendors or broker quotations, and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.

For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s creditworthiness soundness and a greater likelihood of a credit event occurring. This is also represented by a decrease in the average credit rating of the underlying index. The maximum potential amount of future payments (undiscounted) that a fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.

The fund used CDS as a Seller of protection during the period ended May 31, 2019, to take a long position in the exposure of the benchmark credit.

Investment in affiliated underlying funds. The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s purchases and sales of the affiliated underlying funds as well as income and capital gains earned, if any, during the period is as follows:

					Dividends and distributions			Change in
Fund	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	unrealized appreciation (depreciation)	Ending value
John Hancock Collateral Trust	70,427	1,001,684	(1,072,111)	—	—	—	$30	($21)	—

For additional information on the fund’s significant accounting policies, please refer to the fund’s most recent semiannual or annual shareholder report.

10

More information

How to contact us

Internet	www.jhinvestments.com

Mail	Regular mail:	Express mail:
	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	2000 Crown Colony Drive
	Boston, MA 02205-5913	Suite 55913
Quincy, MA 02169-0953

Phone	Customer service representatives	800-225-5291
	EASI-Line	800-338-8080
	TDD line	800-231-5469

	459Q3	05/19
This report is for the information of the shareholders of John Hancock Spectrum Income Fund.		7/19